Summary Prospectus
May 1, 2020
SunAmerica Series Trust
SA MFS Blue Chip Growth Portfolio
(Class 1, Class 2 and Class 3 Shares)
SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information, each dated May 1, 2020, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies and is not intended for use by other investors.
Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at www.aig.com/getprospectus. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@aig.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.65%	0.65%	0.65%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.69%	0.84%	0.94%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable
Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$70	$221	$384	$ 859
Class 2 Shares	86	268	466	1,037
Class 3 Shares	96	300	520	1,155
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 53% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.
“Blue chip” companies are firms that are generally well-established in their respective industries in the view of the Portfolio’s subadviser. These companies generally exhibit, in the opinion of the Portfolio’s subadviser, characteristics

SunAmerica Series Trust

SA MFS Blue Chip Growth Portfolio
such as strong management teams, sound financial fundamentals, and a defendable business model.
The Portfolio may invest in foreign securities up to 20% of net assets, including securities of issuers located in emerging markets. The subadviser normally invests the Portfolio’s assets across different industries and sectors, but the subadviser may invest a significant percentage of the Portfolio’s assets in a single industry or sector.
The subadviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (“growth companies”). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
The subadviser uses an active bottom-up approach to buying and selling investments for the Portfolio. Investments are selected primarily based on blending fundamental and quantitative research. The subadviser uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The subadviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. The subadviser uses quantitative analysis, including quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors to determine a quantitative rating for an issuer.
The subadviser combines the fundamental rating with the quantitative rating to create a blended rating for an issuer. When a fundamental rating is not available, the subadviser treats the issuer as having a neutral fundamental rating. (The subadviser’s quantitative research generates ratings on a greater number of issuers than the subadviser’s fundamental research.)
The subadviser constructs the portfolio using a portfolio optimization process that considers the blended rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The portfolio managers have the discretion to adjust the inputs and parameters used in the optimization process and the Portfolio’s holdings based on factors such as the desired portfolio characteristics and the portfolio managers’ qualitative assessment of the optimization results. The goal is to construct an actively managed portfolio with a target predicted tracking error of approximately 2%
compared to the Russell 1000® Index (the Index). Tracking error generally measures how the differences between the Portfolio’s returns and the Index’s returns have varied over a period of time. A lower tracking error means that there is generally less variation between the Portfolio’s returns compared to an index that represents the Portfolio’s investment universe. Third party quantitative risk models are used in the portfolio construction process and to measure the predicted tracking error of the Portfolio.
For purposes of the Portfolio’s 80% policy, net assets include the amount of any borrowings for investment purposes.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making

SunAmerica Series Trust

SA MFS Blue Chip Growth Portfolio
investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, disease/virus, outbreaks and epidemics). Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, disease/virus, outbreaks and epidemics). In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Massachusetts Financial Services Company (“MFS”) assumed subadvisory duties of the Portfolio on October 1,

SunAmerica Series Trust

SA MFS Blue Chip Growth Portfolio
2013. Prior to October 1, 2013, SunAmerica managed the Portfolio.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 16.93% (quarter ended March 31, 2012) and the lowest return for a quarter was -17.46% (quarter ended December 31, 2018). The year-to-date calendar return as of March 31, 2020 was -13.85%.
Average Annual Total Returns (For the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Class 1 Shares	32.22%	12.06%	12.11%
Class 2 Shares	32.13%	11.89%	11.96%
Class 3 Shares	31.87%	11.77%	11.84%
Russell 1000® Growth Index	36.39%	14.63%	15.22%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by MFS.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Matthew W. Krummell Investment Officer, Lead Portfolio Manager	2013
James C. Fallon Investment Officer	2015
Jonathan W. Sage Investment Officer	2015
John E. Stocks Investment Officer	2015
Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of a Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Portfolio shares.
Tax Information

The Portfolios will not be subject to U.S. federal income tax to the extent they distribute their income and gains, and the separate accounts that receive these ordinary income and capital gain dividends are not subject to tax. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to

SunAmerica Series Trust

SA MFS Blue Chip Growth Portfolio
net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and
Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. A Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including a Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

SunAmerica Series Trust

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CSP-86703T_667_550_543.4 (5/20)